EX. 22. a.i.b

                               AMENDED SCHEDULE A

                                       TO

    AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF WT MUTUAL FUND

                       SCHEDULE OF PORTFOLIOS AND CLASSES

                           AS AMENDED AUGUST 19, 2004

PORTFOLIO                                                    CLASS OF SHARES
---------                                                    ---------------
1.       Balentine Premier Money Market Portfolio            Institutional
                                                             Service

2.       CRM Large Cap Value Fund                            Institutional
                                                             Investor
                                                             Retail

3.       CRM Mid Cap Value Fund                              Institutional
                                                             Investor
                                                             Retail

4.       CRM Small Cap Value Fund                            Institutional
                                                             Investor
                                                             Retail

5.       CRM Small/Mid Cap Value Fund                        Institutional
                                                             Investor

6.       Roxbury Balanced Fund                               A
                                                             B
                                                             C

7.       Roxbury Large Cap Growth Fund                       Institutional
                                                             Investor

8.       Roxbury Mid Cap Fund                                A
                                                             B
                                                             C
                                                             Institutional Shares
                                                             Investor Shares

9.       Roxbury Science and Technology Fund                 A
                                                             B
                                                             C

10.      Roxbury Small Cap Growth Portfolio                  Institutional
                                                             Investor

11.      Roxbury Socially Responsible Fund                   A
                                                             B
                                                             C

12.      Wilmington Balanced Portfolio                       Institutional
                                                             Investor
                                                             Service

PORTFOLIO                                                    CLASS OF SHARES
---------                                                    ---------------
13.      Wilmington Broad Market Bond Portfolio              Institutional
                                                             Investor

14.      Wilmington International Multi-Manger Portfolio     Institutional
                                                             Investor

15.      Wilmington Large Cap Core Portfolio                 Institutional
                                                             Investor

16.      Wilmington Large Cap Strategic Allocation Fund      Institutional
                                                             Investor
                                                             Service

17.      Wilmington Mid Cap Strategic Allocation Fund        Institutional
                                                             Investor
                                                             Service

18.      Wilmington Mid Cap Value Portfolio                  Institutional
                                                             Investor

19.      Wilmington Municipal Bond Portfolio                 Institutional
                                                             Investor

20.      Wilmington Premier Money Market Portfolio           Institutional
                                                             Service

21.      Wilmington Prime Money Market Portfolio             Investor
                                                             Service

22.      Wilmington Short/Intermediate Bond Portfolio        Institutional
                                                             Investor

23.      Wilmington Small Cap Core Portfolio                 Institutional
                                                             Investor

24.      Wilmington Small Cap Strategic Allocation Fund      Institutional
                                                             Investor
                                                             Service

25.      Wilmington Tax-Exempt Portfolio                     Investor
                                                             Service

26.      Wilmington U.S. Government Portfolio                Investor
                                                             Service

                                      A-2